UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska  68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:   631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/14

Item 1.  Reports to Stockholders.

Annual Report

April 30, 2014

CMG TACTICAL FUTURES STRATEGY FUND (FORMERLY CMG TACTICAL EQUITY STRATEGY FUND)

CLASS A SHARES - SCOTX

CLASS I SHARES - SCOIX

CMG GLOBAL EQUITY FUND

CLASS A SHARES - GEFAX

CLASS I SHARES - GEFIX

1-866-CMG-9456

www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Tactical Futures Strategy Fund or CMG Global Equity Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Global Equity Fund and the CMG Tactical Futures Strategy Fund.

CMG Global Equity Fund Update

The Fund returned +10.39% (Class A Shares) and +10.69% (Class I Shares) over its initial fiscal period (May 15, 2013 through April 30, 2014), net of fees.  Class A and Class I shares commenced operations on May 15, 2013.  The Morningstar World Stock fund category, the Fund’s peer group, returned +12.42% over the period (May 15, 2013 through April 30, 2014).  The benchmark for the Fund, the MSCI World Index, returned +13.70% over the period (May 15, 2013 through April 30, 2014).

The past year has been a strong period for equities in general and a particularly good period for U.S. equities.  During this period (since the Fund’s inception in May 2013), the Fund has remained fully invested and unhedged.  Equity market volatility has been muted and when it has spiked, those moments have been short lived.  Internationally, developed stocks have outperformed emerging markets, which have lagged.  That trend started to change at the start of 2014 as investors have rotated to higher leveraged companies in an attempt to capitalize on the market’s momentum.  During an environment like this, the Fund can underperform as quality companies are not necessarily market leaders during this period when equity indices hit all time highs.

Our stock selection process attempts to focus on strong earnings growth, return on equity, solid cash flows and balance sheets.  We believe that over time this process will generate attractive risk adjusted returns.  Additionally, as the Federal Reserve continues to wind down its bond-buying programs, the risk of rising interest rates could impact highly leveraged companies that rely on the easy access to liquidity that has been the norm since the financial crisis.  We anticipate a more difficult economic environment moving forward and put a premium on cash flows and robust financials as we anticipate these companies will be better able to weather a storm of tighter liquidity and a higher cost of capital.

As of April 30, 2014 the Fund is weighted 48% U.S., 32% Europe, 16% Asia, 2% South America and 2% Africa.  Additionally, the Fund is exposed across the following sectors:  basic materials (8.3%), consumer cyclical (32.0%), financial services (6.0% primarily in payment processing companies like Visa and MasterCard), consumer defensive (6.3%), healthcare (10.3%), communication services (2.0%), energy (4.2%), industrials (14.2%) and technology (16.7%).

CMG Tactical Futures Strategy Fund Update

The Fund returned -0.59% (Class A Shares) and -0.35% (Class I Shares) over (April 30, 2013 through April 30, 2014) net of fees.  The Morningstar Long Short Equity Category, the Fund’s peer group, returned +9.32% over the past year (April 30, 2013 through April 30, 2014) net of fees.  The benchmark for the Fund, the Barclay Equity Long/Short Index, returned +9.34% over the past year (April 30, 2013 through April 30, 2014) net of fees.

The Fund has been classified by Morningstar in the Long Short Equity Category, a peer group of funds that hold sizable stakes in both long and short positions in equities and related derivatives.  The Fund does not hold both long and short positions simultaneously, but instead invests long or short based on the strategy’s quantitative model.  Since the inception of the Fund, we have felt that this is not an appropriate peer group for the Fund and have continued to petition Morningstar to reclassify the Fund into the Managed Futures category.  The Morningstar Managed Futures category returned -4.60% over the past year (April 30, 2013 through April 30, 2014).

The Fund’s equity long short strategy, sub-advised by Scotia Partners, LLC, generated negative performance over the last twelve months ending April 30, 2014.  The strategy has had up and down performance over the past year. The third quarter of 2013 was the primary detractor from performance over the past year as the strategy struggled against the backdrop of an unpredictable Fed and its Taper Tantrums (its indecisiveness in tapering its bond buying program).

The strategy traded primarily long over the past year (April 30, 2013 through April 30, 2014) as the core model was in a bullish position for most of that time.  Approximately 80% of the trades over the past year (April 30, 2013 through April 30, 2014) were long, with the majority of those long trades generated by the core trend following model.  The balance of long trades were mean reversion trades.  Equity markets had a strong upward bias over the past year (April 30, 2013 through April 30, 2014) with few pockets of retracement and no correction (a drawdown of 10% or greater).  As a result, the strategy had very few oversold mean reversion trades and no core model short trades.  The profitability of trades over the past year (April 30, 2013 through April 30, 2014) was in line with the historical average for the strategy, generating profitable trades approximately 70% of the time.

Market Outlook

We believe equity market risk remains elevated.  Valuations are stretched, investor sentiment appears far too optimistic and the current cyclical bull is aged.  At the same time, trend evidence remains supportive as does the accommodative Fed.  The age old adage, “don’t fight the Fed or the tape” continues to prove to be good advice.

Maintaining a forward view, it is the end of the unprecedented quantitative easing (QE) stimulus we should consider.  The Fed has participated in markets like never before.  There will most likely be both positive and negative consequences to such actions.

Price-earnings (P/E) valuation measures reflect a richly priced market.  So do most other important valuation measures such as dividends, cash flow and sales relative to their historic trend.  Some may wish to step forward todays record profit margins but it is helpful to remember that historically, profit margins are highly mean reverting.  High P/E at a time of record corporate profits could be a dangerous combination.

New highs in the S&P 500 and DJIA in the last four weeks have turned the retail investor from cautious bear to a bull market believer.  Optimism, as measured by the American Association of Individual Investors (AAII) Poll, shows extreme retail investor optimism.  In this poll, AAII surveys weekly 125 individual investors.  They are asked whether they are bullish or bearish on the direction of the market over the next six months. This particular look at sentiment has been one of the last to convert to extreme optimism.

Statistically, since August 7, 1987, the S&P 500 gain per annum is 0.00% when individuals, as measured by the poll, are excessively optimistic. Since then, investors are excessively optimistic 22.4% of the time.  Interestingly, they are excessively pessimistic 59.4% of the time.  Gain per annum when investors are pessimistic, again as measured by this poll, was 10.5%.  Best to be a buyer when everyone else is a seller.  Today, it appears to us that most everyone is a buyer.

Recent economic indicators point to a deceleration of the U.S. economy and the next several months of unemployment figures and retail sales data may show the U.S. is at risk of a mild recession this year.  That bad news may turn out to be good news for the market as a downturn may keep the Fed with its fat finger on the printing press a while longer.  Backwards logic for sure yet it is the behavioral state we find ourselves in.

Today, equities look overbought and overvalued based on most historical measures of market valuation; however, for now the cyclical bull market uptrend remains.  We believe investors should risk protect their equity exposure and include within their portfolios tactical strategies that are flexible in structure that have the potential to perform in up and down and sideways markets.

Kindest regards,

Stephen B. Blumenthal
Portfolio Manager
June 20, 2014

3129-NLD-6/23/2014

Additional Index Disclosure:  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  The Morningstar World Stock Category:  World-stock portfolios have few geographical limitations.  It is common for these portfolios to invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets.  These portfolios typically have 20%-60% of assets in U.S. stocks.  The Morningstar Long Short Equity Category: Long-short portfolios hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange-traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.   The Morningstar Managed Futures Category:  These funds primarily trade liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter.  A majority of these funds follow trend-following, price momentum strategies.  Other strategies included in this category are systematic mean reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies.  More than 60% of the fund’s exposure is invested through derivative securities.  These funds obtain exposure primarily through derivatives; the holdings are largely cash instruments.  The Barclay Equity Long/Short Index is an index of directional strategies involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.   S&P 500 Total Return:  is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.  Definitions:  Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.  Short: Any sale that is completed by the delivery of a security borrowed by the seller.  Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG Tactical Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2014

Comparisons of the Change in Value of a $10,000 Investment

    Annualized Total Returns as of April 30, 2014

CMG Tactical Futures Strategy Fund:	One Year	Since Inception*
Class A
Without sales charge	(0.59)%	(7.37)%
With sales charge	(6.31)%	(9.86)%
Class I	(0.35)%	(7.12)%
Barclay Equity Long/Short Index	9.34%	7.23%

________________

* Class A and Class I shares commenced operations on February 28, 2012.

The Barclay Equity Long/Short Index is an index of directional strategies that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any.  Class A shares are subject to a sales charge of 5.75% imposed on purchases.  The Fund’s total gross annual operating expenses, including underlying funds, are 2.67% for Class A and 2.45% for Class I per the Fund’s prospectus dated August 28, 2013.   The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2014 (Unaudited)

Percent of
Net Assets
Corporate Bonds	44.27%
Short-Term Investments	43.22%
Other Assets Less Liabilities	12.51%
Total	100.00%

CMG Global Equity Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2014

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2014

CMG Global Equity Fund:	Since Inception*
Class A
Without sales charge	10.39%
With sales charge	4.04%
Class I	10.69%
MSCI World Index	13.70%

________________

* Class A and Class I shares commenced operations on May 15, 2013.

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any.  Class A shares are subject to a sales charge of 5.75% imposed on purchases.  The Fund’s total gross annual operating expenses, including underlying funds, are 1.80% for Class A and 1.55% for Class I per the Fund’s prospectus dated August 28, 2013.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2014 (Unaudited)

	Percent of		Percent of
	Net Assets		Net Assets
Common Stocks
United States	42.56%	Indonesia	2.03%
United Kingdom	6.92%	Norway	2.03%
Switzerland	5.48%	Spain	1.89%
Germany	3.89%	France	1.88%
Hong Kong	3.73%	Brazil	1.85%
Denmark	3.67%	Israel	1.69%
China	3.42%	India	1.68%
South Africa	2.09%	Sweden	1.66%
Thailand	2.08%	Italy	1.56%
		Short-Term Investments	8.10%
		Other Assets Less Liabilities	1.79%
		Total	100.00%

CMG Tactical Futures Strategy Fund
PORTFOLIO OF INVESTMENTS
April 30, 2014
Par Value	Security	Value
	CORPORATE BONDS - 44.27%
	BEVERAGES - 10.22%
$1,500,000	Anheuser-Busch InBev Worldwide, Inc., 4.125%, due 1/15/15	$ 1,537,605
500,000	PepsiCo, Inc., 0.75%, due 3/5/15	502,066
1,000,000	PepsiCo, Inc., 0.80%, due 8/25/14	1,001,393
500,000	PepsiCo, Inc., 3.10%, due 1/15/15	509,833
		3,550,897
	COMPUTERS - 5.78%
2,000,000	International Business Machines Corp., 0.75% due 5/11/15	2,009,470

	DIVERSIFIED FINANCIAL SERVICES - 4.32%
1,500,000	General Electric Capital Corp., 5.90%, due 5/13/14	1,501,866

	MACHINERY-CONSTRUCTION & MINING - 5.19%
300,000	Caterpillar Financial Services Corp., 1.05% due 3/26/15	302,049
1,500,000	Caterpillar Financial Services Corp., 1.375% due 5/20/14	1,500,681
		1,802,730
	MEDIA - 2.88%
1,000,000	Walt Disney Co., 0.875% due 12/1/14	1,003,151

	PHARMACEUTICALS - 4.32%
1,500,000	Johnson & Johnson, 1.20%, due 5/15/14	1,500,519

	TELECOMMUNICATIONS - 11.56%
1,500,000	AT&T, Inc., 0.875% due 2/13/15	1,505,463
2,500,000	Verizon Communications, Inc., 1.25%, due 11/3/14	2,510,995
		4,016,458
	TOTAL CORPORATE BONDS
	( Cost - $15,387,890)	15,385,091

Shares
	SHORT-TERM INVESTMENTS - 43.22%
	MONEY MARKET FUND - 14.44%
5,019,224	Federated Prime Cash Obligation Fund, Institutional Shares, 0.03% +	5,019,224

Par Value
	U.S. GOVERNMENT - 28.78%
$10,000,000	United States Treasury Bill, 0.00%, due 6/5/14	9,999,660

	TOTAL SHORT-TERM INVESTMENTS	15,018,884
	( Cost - $15,018,884)

	TOTAL INVESTMENTS - 87.49%
	( Cost - $30,406,774) (a)	$ 30,403,975
	OTHER ASSETS LESS LIABILITIES - 12.51%	4,346,702
	NET ASSETS - 100.00%	$ 34,750,677

	+ Money market fund; interest rate reflects seven-day yield on April 30, 2014.
	(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $30,406,774 and
	differs from value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 1,817
	Unrealized Depreciation:	(4,616)
	Net Unrealized Depreciation:	$ (2,799)

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS
April 30, 2014
Shares	Security	Value
	COMMON STOCKS - 90.11%
	APPAREL - 7.41%
5,567	Gerry Weber International AG	$ 293,330
45,600	Grendene SA	286,606
3,762	NIKE, Inc. - Cl. B	274,438
8,200	Steven Madden Ltd. *	292,002
		1,146,376
	BEVERAGES - 3.58%
3,285	Brown-Forman Corp. - Cl. A	292,792
3,908	Monster Beverage Corp. *	261,680
		554,472
	BUILDING MATERIALS - 3.91%
872	Geberit AG	290,568
244,500	Semen Indonesia Persero Tbk PT	314,031
		604,599
	CHEMICALS - 3.66%
6,043	Novozymes A/S - B Shares	289,307
8,792	Victrex PLC	276,287
		565,594
	COMMERCIAL SERVICES - 3.63%
9,813	Healthcare Services Group, Inc.	285,558
3,757	MasterCard, Inc. - Cl. A	276,327
		561,885
	COMPUTERS - 7.08%
527	Apple, Inc.	310,977
5,568	Cognizant Technology Solutions Corp. - Cl. A *	266,735
4,849	Infosys Ltd. - ADR	260,440
3,199	Syntel, Inc. *	256,944
		1,095,096
	DISTRIBUTION/WHOLESALE - 3.73%
5,840	Fastenal Co.	292,467
1,120	WW Grainger, Inc.	284,928
		577,395
	DIVERSIFIED FINANCIAL SERVICES - 3.55%
3,458	T Rowe Price Group, Inc.	284,006
1,309	Visa, Inc. - Cl. A	265,216
		549,222
	ELECTRONICS - 1.81%
6,419	Rotork PLC	280,842

	HEALTHCARE - PRODUCTS - 4.76%
5,860	DiaSorin SpA	241,489
626	Intuitive Surgical, Inc. *	226,424
3,387	Varian Medical Systems, Inc. *	269,436
		737,349
	HOUSEHOLD PRODUCTS/WARES - 1.88%
2,193	Societe BIC SA	290,641

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares	Security	Value
	INTERNET - 3.22%
253	Google, Inc. - Cl. C *	$ 133,245
228	Google, Inc. - Cl. A *	121,953
3,910	Tencent Holdings Ltd. - ADR	243,202
		498,400
	MACHINERY - DIVERSIFIED - 1.72%
5,443	Spirax-Sarco Engineering PLC	266,449

	MEDIA - 3.92%
190,800	BEC World Public Company Ltd.	322,705
2,660	FactSet Research Systems, Inc.	283,290
		605,995
	MINING - 1.60%
18,667	Antofagasta PLC	248,071

	MISCELLANEOUS MANUFACTURING - 1.82%
2,027	3M Co.	281,935

	OIL & GAS - 1.84%
1,728	CNOOC Ltd. - ADR	285,448

	OIL & GAS SERVICES - 2.02%
9,109	TGS Nopec Geophysical Co. ASA	313,413

	PHARMACEUTICALS - 3.70%
2,894	Johnson & Johnson	293,133
6,185	Novo Nordisk A/S - B Shares	278,870
		572,003
	RETAIL - 19.75%
4,127	Bed Bath & Beyond, Inc. *	256,411
6,123	Buckle, Inc.	287,720
496	Chipotle Mexican Grill, Inc. *	247,256
2,826	Cie Financiere Richemont SA	286,710
5,694	Coach, Inc.	254,237
2,281	Fielmann AG	308,218
6,327	Hennes & Mauritz AB - B Shares	257,088
1,953	Inditex SA	292,873
325,700	SA SA International Holdings Ltd.	273,066
422	Swatch Group AG	270,642
40,349	Truworths International Ltd.	323,167
		3,057,388

	SOFTWARE - 3.55%
4,085	Check Point Software Technologies Ltd. *	261,685
7,116	Microsoft Corp.	287,486
		549,171

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares	Security	Value
	TELECOMMUNICATIONS - 1.97%
32,043	China Mobile Ltd.	$ 304,605

	TOTAL COMMON STOCKS	13,946,349
	( Cost - $13,235,264)

	SHORT-TERM INVESTMENTS - 8.10%
	MONEY MARKET FUND - 8.10%
1,254,324	Federated Prime Cash Obligation Fund, Institutional Shares, 0.03% +	1,254,324
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $1,254,324)

	TOTAL INVESTMENTS - 98.21%
	( Cost - $14,489,588) (a)	$ 15,200,673
	OTHER ASSETS LESS LIABILITIES - 1.79%	277,012
	NET ASSETS - 100.00%	$ 15,477,685

	ADR - American Depositary Receipt
	PLC - Public Limited Company
	* Non-income producing security.
	+ Money market fund; interest rate reflects seven-day yield on April 30, 2014.
	(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $14,532,788
	and differs from value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 1,159,292
	Unrealized Depreciation:	(491,407)
	Net Unrealized Appreciation:	$ 667,885

		Unrealized
Contracts	OPEN FUTURES CONTRACTS	Appreciation (Depreciation)
2	FTSE 100 Index June 2014	$ 8,494
	(Underlying Face Amount at Value $227,775)
2	Hang Seng Index Future May 2014	(4,218)
	(Underlying Face Amount at Value $281,662)
10	S&P 500 E-Mini Future June 2014	8,650
	(Underlying Face Amount at Value $939,000)
	TOTAL OPEN FUTURES CONTRACTS	$ 12,926

Face amounts are the underlying reference amounts to equities upon which the fair value of the futures contracts traded by the Fund are based.  While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund's futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2014

	CMG Tactical Futures Strategy Fund	CMG Global Equity Fund

Assets:
Investments in Securities at Value (identified cost $30,406,774 and $14,489,588, respectively)	$ 30,403,975	$ 15,200,673
Deposits with Broker	4,534,329	178,930
Dividends and Interest Receivable	112,987	43,020
Receivable for Securities Sold	-	22,935
Receivable for Fund Shares Sold	14,243	-
Due From Adviser	-	2,612
Due From Broker - Variation Margin	-	12,926
Prepaid Expenses and Other Assets	40,583	69,530
Total Assets	35,106,117	15,530,626

Liabilities:
Payable for Fund Shares Redeemed	287,911	8,669
Due to Custodian	-	22,935
Accrued Advisory Fees	37,735	-
Accrued Distribution Fees	2,375	541
Payable to Other Affiliates	6,702	2,276
Accrued Expenses and Other Liabilities	20,717	18,520
Total Liabilities	355,440	52,941

Net Assets	$ 34,750,677	$ 15,477,685

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$ 7,177,179	$ 2,790,974
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	847,340	254,858
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$ 8.47	$ 10.95
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	$ 8.99	$ 11.62

Class I Shares:
Net Assets	$ 27,573,498	$ 12,686,711
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,235,108	1,155,432
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$ 8.52	$ 10.98

Composition of Net Assets:
At April 30, 2014, Net Assets consisted of:
Paid-in-Capital	$ 35,295,148	$ 14,674,803
Accumulated Net Investment Loss	(227,735)	-
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	(313,937)	76,616
Net Unrealized Appreciation (Depreciation) on:
Investments	(2,799)	711,085
Foreign Currency Translations	-	2,255
Futures	-	12,926
Net Assets	$ 34,750,677	$ 15,477,685

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS

	CMG Tactical Futures Strategy Fund	CMG Global Equity Fund
	For the Year Ended April 30, 2014	For the Period Ended April 30, 2014*
Investment Income:
Dividend Income (net of foreign taxes withheld of $0 and $9,855, respectively)	$ -	$ 150,308
Interest Income	59,145	372
Total Investment Income	59,145	150,680

Expenses:
Investment Advisory Fees	760,393	129,312
Distribution Fees- Class A	22,080	3,406
Distribution Fees- Manager Class	62,051	-
Administration Fees	51,416	14,720
Transfer Agent Fees	18,436	5,205
Fund Accounting Fees	38,658	27,138
Registration and Filing Fees	61,467	10,367
Printing Expense	19,501	9,559
Chief Compliance Officer Fees	14,641	5,274
Custody Fees	12,063	13,086
Audit Fees	16,000	16,000
Legal Fees	11,580	22,919
Trustees' Fees	10,728	8,768
Non 12b-1 Shareholder Servicing Fees	786	451
Insurance Expense	1,072	23
Miscellaneous Expenses	1,634	2,377
Total Expenses	1,102,506	268,605
Less: Fees Waived by Adviser	(433,196)	(94,900)
Net Expenses	669,310	173,705
Net Investment Loss	(610,165)	(23,025)

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and
Foreign Currency Transactions:
Net Realized Gain (Loss) on:
Investments	(496)	134,645
Futures Contracts	208,073	86,314
Foreign Currency Transactions	-	(4,759)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	5,859	711,085
Futures Contracts	-	12,926
Foreign Currency Translations	-	2,255
Net Realized and Unrealized Gain on Investments, Futures Contracts and
Foreign Currency Transactions	213,436	942,466

Net Increase (Decrease) in Net Assets Resulting From Operations	$ (396,729)	$ 919,441

*Commencement of Operations on May 15, 2013.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Tactical Futures Strategy Fund		CMG Global Equity Fund
	For the Year	For the Year	For the Period
	Ended	Ended	Ended
	April 30, 2014	April 30, 2013	April 30, 2014**
Operations:
Net Investment Loss	$ (610,165)	$ (405,404)	$ (23,025)
Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	207,577	(202,805)	216,200
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Futures Contracts and Foreign Currency Translations	5,859	(8,658)	726,266
Net Increase (Decrease) in Net Assets
Resulting From Operations	(396,729)	(616,867)	919,441

Distributions to Shareholders From:
Net Realized Gains
Class A	-	-	(20,499)
Class I	-	-	(96,060)
Total Distributions to Shareholders	-	-	(116,559)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	4,817,416	4,577,227	3,807,668
Distributions Reinvested	-	-	18,886
Cost of Shares Redeemed	(1,816,317)	(1,874,240)	(1,084,734)
Total Class A Transactions	3,001,099	2,702,987	2,741,820

Class I Shares:
Proceeds from Shares Issued	12,313,086	11,081,355	15,670,802
Distributions Reinvested	-	-	95,234
Exchanges from Manager Class	29,007,004	-	-
Cost of Shares Redeemed	(24,458,871)	(3,896,495)	(3,833,053)
Total Class I Transactions	16,861,219	7,184,860	11,932,983

Manager Class Shares:
Proceeds from Shares Issued	6,030,464	64,335,319	-
Exchanges to Class I	(29,007,004)	-	-
Cost of Shares Redeemed	(18,444,510)	(23,747,506)	-
Total Manager Class Transactions	(41,421,050)	40,587,813	-
Net Increase (Decrease) in Net Assets Resulting From
Beneficial Interest Transactions	(21,558,732)	50,475,660	14,674,803

Increase (Decrease) in Net Assets	(21,955,461)	49,858,793	15,477,685

Net Assets:
Beginning of Period	$ 56,706,138	$ 6,847,345	$ -
End of Period*	$ 34,750,677	$ 56,706,138	$ 15,477,685

* Includes accumulated net investment loss of:	$ (227,735)	$ (166,017)	$ -

Share Activity:
Class A Shares:
Shares Sold	539,875	553,183	356,935
Shares Reinvested	-	-	1,754
Shares Redeemed	(208,073)	(227,819)	(103,831)
Net increase in shares of beneficial interest outstanding	331,802	325,364	254,858

Class I Shares:
Shares Sold	1,369,837	1,284,875	1,503,421
Shares Reinvested	-	-	8,826
Exchanges from Manager Class	3,341,821	-	-
Shares Redeemed	(2,856,259)	(462,251)	(356,815)
Net increase in shares of beneficial interest outstanding	1,855,399	822,624	1,155,432

Manager Class Shares:
Shares Sold	672,894	7,494,866	-
Exchanges to Class I	(3,281,335)	-	-
Shares Redeemed	(2,091,348)	(2,795,077)	-
Net increase (decrease) in shares of beneficial interest outstanding	(4,699,789)	4,699,789	-

**Commencement of Operations on May 15, 2013.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	CMG Tactical Futures Strategy Fund
	Class A
	Year	Year	Period
	Ended	Ended	Ended
	April 30, 2014	April 30, 2013	April 30, 2012 *

Net Asset Value, Beginning of Period	$ 8.52	$ 9.16	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.18)	(0.18)	(0.03)
Net gain (loss) from investments and futures contracts
(both realized and unrealized)	0.13	(0.46)	(0.81)
Total from operations	(0.05)	(0.64)	(0.84)

Net Asset Value, End of Period	$ 8.47	$ 8.52	$ 9.16

Total Return (b)	(0.59)%	(6.99)%	(8.40)%	(e)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 7,177	$ 4,390	$ 1,741
Ratio of gross expenses to average net assets (c)	2.38%	2.57%	9.51%	(d)
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	(d)
Ratio of net investment loss
to average net assets	(2.13)%	(2.13)%	(2.25)%	(d)
Portfolio turnover rate	11%	0%	0%	(e)

__________
* Class A shares commenced operations on February 28, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund's expenses, total returns would have been lower.

(c) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(d) Annualized.
(e) Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	CMG Tactical Futures Strategy Fund
	Class I
	Year	Year	Period
	Ended	Ended	Ended
	April 30, 2014	April 30, 2013	April 30, 2012 *

Net Asset Value, Beginning of Period	$ 8.55	$ 9.17	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.16)	(0.15)	(0.03)
Net gain (loss) from investments and futures contracts
(both realized and unrealized)	0.13	(0.47)	(0.80)
Total from operations	(0.03)	(0.62)	(0.83)

Net Asset Value, End of Period	$ 8.52	$ 8.55	$ 9.17

Total Return (b)	(0.35)%	(6.76)%	(8.30)%	(e)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 27,573	$ 11,799	$ 5,106
Ratio of gross expenses to average net assets (c)	2.08%	2.35%	9.38%	(d)
Ratio of net expenses to average net assets	1.95%	1.85%	1.85%	(d)
Ratio of net investment loss
to average net assets	(1.83)%	(1.73)%	(1.85)%	(d)
Portfolio turnover rate	11%	0%	0%	(e)

__________
* Class I shares commenced operations on February 28, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund's expenses, total returns would have been lower.
(c) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(d) Annualized.
(e) Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented.

	CMG Global Equity Fund
	Class A		Class I
	Period Ended		Period Ended
	Ended		Ended
	April 30, 2014*		April 30, 2014*

Net Asset Value, Beginning of Period	$ 10.00		$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.03)		(0.02)
Net gain from investments, futures contracts and foreign currency
transactions (both realized and unrealized)	1.07		1.09
Total from operations	1.04		1.07

Distributions to shareholders from:
Net realized gains	(0.09)		(0.09)
Total distributions	(0.09)		(0.09)

Net Asset Value, End of Period	$ 10.95		$ 10.98

Total Return (b)	10.39%	(e)	10.69%	(e)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 2,791		$ 12,687
Ratio of gross expenses to average net assets (c)	3.24%	(d)	2.50%	(d)
Ratio of net expenses to average net assets	1.90%	(d)	1.65%	(d)
Ratio of net investment loss
to average net assets	(0.33)%	(d)	(0.21)%	(d)
Portfolio turnover rate	40%	(e)	40%	(e)

__________
* Class A and Class I shares commenced operations on May 15, 2013.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund's expenses, total returns would have been lower.
(c) Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.
(d) Annualized.
(e) Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

1.

ORGANIZATION

CMG Tactical Futures Strategy Fund (formerly CMG Tactical Equity Strategy Fund) (the “Tactical Fund”) and CMG Global Equity Fund (the “Global Fund”) (collectively, the “Funds”), are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Funds are each registered under the Investment Company Act of 1940 as amended, (the “1940 Act”), as non-diversified, open-end management investment companies.

The Funds currently offer Class A and Class I shares.  The Tactical Fund also offered Manager Class shares through January 3, 2014.  On January 6, 2014, Manager Class shares suspended sales and the Tactical Fund exchanged 3,281,335 shares of Manager Class (valued at $8.84) for 3,341,821 shares of Class I (valued at $8.68).  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’ service and/or distribution plans.  Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.  The investment objective of Tactical Fund is to generate capital appreciation in rising and falling markets. Class A and Class I of Tactical Fund commenced operations on February 28, 2012.  The Global Fund seeks long term total return with less volatility than global equity markets as its investment objective.  Class A and Class I of the Global Fund commenced operations on May 15, 2013.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided such valuations represent fair value.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process -  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers.  The applicable investments are valued collectively via inputs from the fair value team.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2014 for the Funds’ assets measured at fair value:

Tactical Fund:	Level 1	Level 2	Level 3	Total
Assets*
Corporate Bonds	$ -	$ 15,385,091	$ -	$ 15,385,091
Short-Term Investments	5,019,224	9,999,660	-	15,018,884
Total Assets	$ 5,019,224	$ 25,384,751	$ -	$ 30,403,975

Global Fund:	Level 1	Level 2	Level 3	Total
Assets*
Common Stocks	$ 13,946,349	$ -	$ -	$ 13,946,349
Short-Term Investments	1,254,324	-	-	1,254,324
Derivative Instruments**	12,926	-	-	12,926
Total Assets	$ 15,213,599	$ -	$ -	$ 15,213,599

 *Refer to the Portfolio of Investments for industry classifications.

**Derivative instruments include cumulative net unrealized gain on futures contracts open at April 30, 2014.

The Funds did not hold any Level 3 securities during the year or period.

There were no transfers between Level 1 and Level 2 during the current year or period presented.  It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Futures Contracts – The Funds are subject to equity risk in the normal course of pursuing their investment objectives.  The Funds may purchase or sell futures contracts in order to gain exposure to certain markets or currencies.  Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Funds recognize a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities or currencies.  With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at year or period end are included in the Funds’ Portfolios of Investments.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Offsetting of Financial Assets and Derivative Assets -

Global Fund:

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received	Net Amount
Futures contracts	$ 17,144	$ (4,218)	$ 12,926	$ -	$ 178,930	$ 191,856
Total	$ 17,144	$ (4,218)	$ 12,926	$ -	$ 178,930	$ 191,856

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Funds as of April 30, 2014:

Global Fund:

Statements of Assets and Liabilities	Asset Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value

Futures on equity contracts	Due From Broker - Variation
	Margin	$ 12,926	*

*Derivative instruments include cumulative unrealized gain on futures contracts open at April 30, 2014.

The effect of Derivative Instruments on the Statements of Operations for the year or period ended April 30, 2014:

Tactical Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity	Net Realized Gain (Loss) on Future Contracts/ Net Change in
contracts	Unrealized Appreciation (Depreciation) on Futures Contracts	$ 208,073	$ -

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Global Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity	Net Realized Gain (Loss) on Future Contracts/ Net Change in
contracts	Unrealized Appreciation (Depreciation) on Futures Contracts	$ 86,314	$ 12,926

The derivative instruments outstanding as of April 30, 2014 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2012-2013) or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

3.

ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% and 1.25% of the average daily net assets of the Tactical Fund and Global Fund, respectively.  For the year or period ended April 30, 2014, the Adviser earned advisory fees of $760,393 for the Tactical Fund and $129,312 for the Global Fund.  The Adviser manages a portion of the Funds’ portfolio directly and allocates the remaining balance of the Funds’ assets among the Funds’ sub-advisers.  The Funds’ sub-advisers are Scotia Partners, LLC for the Tactical Fund and AlphaSimplex Group, LLC for the Global Fund.  The Adviser pays each sub-adviser a portion of its advisory fee.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, at least until August 31, 2014, to ensure that net annual fund operating expenses for each class of shares (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed the following levels of the average daily net assets attributable to each class of shares:

During the year or period ended April 30, 2014, $433,196 and $94,900, were waived by the Adviser for the Tactical Fund and Global Fund, respectively.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits, except that for any amounts to be recouped for the Tactical Fund on account of fees waived or expenses reimbursed for the periods ended April 30, 2012 and April 30, 2013, the expense limit is 1.85%, consistent with the expense cap in place for those fiscal periods.  As of April 30, 2014, $38,668 of fee waivers or expense reimbursements was subject to recapture by the Adviser for the Tactical Fund which expire in 2015, $532,058 for the Tactical Fund which expire in 2016, and $433,196 and $94,900 for the Tactical Fund and Global Fund, respectively, which expire in 2017.

The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services.  Under the Plan, the Tactical Fund may pay up to 0.40% for Class A shares and 0.25% for Manager Class and the Global Fund may pay up to 0.25% for Class A shares per year of its average daily net assets for such distribution and shareholder service activities.  During the year or period ended April 30, 2014, $84,131 and $3,406 were accrued under the Plan for the Tactical Fund and Global Fund, respectively.  As of April 30, 2014, the Board has not implemented the Plan with respect to the Class I shares of Tactical Fund and no distribution fees have been accrued against the net assets of that class for the year ended April 30, 2014.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year or period ended April 30, 2014, the Distributor received underwriter commissions of $6,931 for sales of Class A shares, of which $907 was retained by the principal underwriter or other affiliated broker-dealers.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Funds.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year or period ended April 30, 2014 amounted to $6,852,225 and $1,006,510, respectively, for the Tactical Fund and $16,980,663 and $3,880,044, respectively, for the Global Fund.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year or period ended April 30, 2014 was as follows:

There were no distributions for the year ended April 30, 2013.

As of April 30, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis accumulated net realized gain/(loss), and  unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year or period are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Tactical Fund incurred and elected to defer such late year losses of $227,735.

At April 30, 2014, the Tactical Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and the reclass of net operating losses, resulted in reclassifications for the following funds for the year or period ended April 30, 2014 as follows:

6.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of CMG Tactical Futures Strategy Fund,

and CMG Global Equity Fund

We have audited the accompanying statement of assets and liabilities of the CMG Tactical Futures Strategy Fund (formerly “CMG Tactical Equity Strategy Fund”), a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period February 28, 2012 (commencement of operations) through April 30, 2012. We have also audited the accompanying statement of assets and liabilities of CMG Global Equity Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of April 30, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 15, 2013 (commencement of operations) through April 30, 2014. These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CMG Tactical Futures Strategy Fund and CMG Global Equity Fund as of April 30, 2014, the results of their operations for the year and period then ended, the changes in their net assets and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

June 27, 2014

CMG Funds

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	106	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	106	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	106

AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	106	AdvisorOne Funds (16 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	133	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	133

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	106	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

  ^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

CMG Funds

EXPENSE EXAMPLES (Unaudited)

April 30, 2014

As a shareholder of the CMG Tactical Futures Strategy Fund and CMG Global Equity Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CMG Tactical Futures Strategy Fund and CMG Global Equity Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CMG Tactical Futures Strategy Fund and CMG Global Equity Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Class A	Funds Annualized Expense Ratio	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Expenses Paid During Period*	Ending Account Value 4/30/14	Expenses Paid During Period*
CMG Tactical Futures Strategy Fund	2.25%	$1,000.00	$1,011.90	$11.22	$1,013.64	$11.23
CMG Global Equity Fund	1.90%	$1,000.00	$1,024.00	$9.53	$1,015.37	$9.49

Class I
CMG Tactical Futures Strategy Fund	1.95%	$1,000.00	$1,011.90	$9.73	$1,015.12	$9.74
CMG Global Equity Fund	1.65%	$1,000.00	$1,024.90	$8.28	$1,016.61	$8.25

* Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2014 (181) divided by the number of days in the fiscal year (365).

CMG Tactical Futures Strategy Fund  (formerly CMG Tactical Equity Strategy Fund (Adviser -  CMG Capital Management Group, Inc.)*

 In connection with the regular meeting held on December 10-11, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as revised, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between CMG Capital Management Group, Inc. (“CMG”) and the Trust, with respect to the CMG Tactical Futures Strategy Fund (the “Fund”), and a sub-advisory agreement (the “Sub-Advisory Agreement”) between CMG and Scotia Partners, LTD (“Scotia”). In considering the renewal of the Advisory and Sub-Advisory Agreements, the Trustees received materials specifically relating to the Advisory and Sub-Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent and Quality of Services.  The Trustees reviewed the background information of the key investment professionals servicing the Fund and were satisfied with the CMG team’s 20 plus years of experience managing tactical strategies in equities, fixed income and long short investments through separately managed accounts, hedge funds and mutual funds.  A representative of CMG joined the meeting by telephone and discussed CMG’s role in managing the Fund’s portfolio. He noted that CMG utilizes the services of a sub-adviser to manage the long short equity strategy.   He discussed the firm’s due diligence process, which he described as robust and thorough. While not all strategy risks can be eliminated, the Trustees appreciated that CMG identified such key risks (active trading risk, derivatives risk, and leverage risk) and attempts to mitigate each by having a strong understanding of each strategy, invests in a defined universe of instruments, and employs leverage limitations to each strategy.  The Trustees reviewed CMG’s broker-dealer selection process and were satisfied with its approach, which takes into consideration platform technology, execution costs, operational structure and trade cut off times.  The Trustees noted that there were no regulatory or compliance issues reported to the Trustees.  The Trustees noted their previous experience with CMG and their level of comfort with CMG’s experience, business model and staffing and further concluded CMG should continue to deliver high quality service to the Fund to the benefit of the shareholders.

Performance. The Trustees reviewed the Fund’s performance over the 1 year and since inception periods, and noted that the Fund had underperformed its peer group, Morningstar category, and benchmark index over both periods.  The Trustees noted that the Fund generates long or short trades with two times exposure to the S&P 500 with the intention of generating positive returns during both bull and bear market cycles.  CMG noted that use of leverage is a key difference between the benchmarks and the Fund and negatively impacted the Fund’s since inception performance. In its response to the 15(c) questionnaire, CMG noted that the market environment over the past 2 years since the Fund’s inception, in particular the quantitative easing programs of the U.S. Federal Reserve, has not been beneficial for the strategy employed by CMG and sub-adviser at this time, but CMG believes that shareholders will be rewarded over a full market cycle.  The Trustees noted that, although past performance is no assurance of future returns, CMG remains confident in the strategy in part due to its satisfactory long term track record dating back to 2004. The Trustees concluded that despite the disappointing performance, CMG and sub-adviser have the potential of delivering reasonable results.

Fees & Expenses.  The Trustees noted CMG charges an advisory fee of 1.50% with an average net expense ratio of 2.35%.  The Trustees reviewed the Fund’s advisory fee and expense ratio and noted that both exceed the peer group average and Morningstar category average.  The Trustees considered that CMG has contractually agreed to limit the Fund’s expenses, and during the last fiscal year the Fund paid a net advisory fee after waiver of 1.18%.  They considered that the Fund currently has $55 million in assets, while the average assets of its peer group is over three times as high.  The Trustees noted that, after waiver, CMG retained approximately 83 basis points of the advisory fee after paying the Fund’s sub-adviser. The Trustees concluded that the Fund’s fees and expenses were reasonable on a relative basis.

Economies of Scale.  The Trustees noted that CMG anticipates that the Fund will benefit from economies of scale once the assets in the Fund reach $100 million, and also noted that CMG indicated that it is amenable to the discussion of breakpoints in the future. The Trustees agreed with CMG’s assessment that the Fund’s current asset levels are not high enough to support breakpoints at this time.  After discussion, it was the consensus of the Board that based on the current and anticipated size of the Fund, asset levels do not warrant breakpoints at this time, but CMG’s economies of scale would be revisited at the next renewal and as the size of the Fund materially increases.

Profitability.  The Trustees considered the profits realized by CMG in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund.  The Trustees also considered the benefits realized by CMG from other activities related to the Fund, and noted that CMG receives 12b-1 fees.  The Trustees noted that, based on the profitability information provided by CMG, CMG realized a loss over the past 12 months.  The Trustees concluded that CMG’s profitability was not unreasonable.

Conclusion. Having requested and received such information from CMG as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreements are in the best interests of the shareholders of the CMG Tactical Futures Strategy Fund.

CMG Tactical Futures Strategy Fund – Sub-Adviser: Scotia Partners, LTD*

Nature, Extent and Quality of Services.  The Trustees reviewed the background information of the key investment professional servicing the Fund, and were satisfied with his experience in developing and managing tactical investment strategies and his credentials, which include holding a CFA designation. The Trustees noted that Scotia is responsible for the execution of the Scotia Partners Growth S&P Plus Program, and that Scotia has developed and maintains the quantitative investment model that determines how and when trades will be made in the strategy along with trade execution. The Trustees also noted that Scotia performs back-testing and analysis of the model in order to identify areas for further refinement.   The Trustees also noted that there were no regulatory or compliance issues reported to the Trustees. The Trustees noted that CMG has expressed to the Trustees that it is satisfied that Scotia has fulfilled its responsibilities and has met the requirements set by CMG since the inception of the Fund.  The Trustees concluded that Scotia has the experience and ability to continue to provide high quality service to the Fund and its shareholders.

Performance. The Trustees then discussed the fact that Scotia significantly underperformed its benchmark index over the 1-year period (-4.69% as compared to 12.04%) and since inception (-12.28% as compared to 6.48%). The Trustees noted that Scotia had underperformed recently, but that the strategy is structured to be more successful in down markets. The Trustees concluded that Scotia was performing as expected and would likely provide adequate returns over a full market cycle. The Trustees noted that, although past performance is no assurance of future returns, the strategy has a satisfactory long term track record dating back to 2004 and Scotia remains committed to the strategy. The Trustees concluded that despite the disappointing performance, Scotia has the potential to deliver reasonable results.

Fees and Expenses.  The Trustees noted that CMG charges an annual advisory fee of 1.50%, and that Scotia receives a sub-advisory fee of 0.35% from CMG.  The Trustees noted that the sub-advisory fee was very competitive considering the range of fees charged to other accounts managed by Scotia.  The Trustees concluded that the sub-advisory fee charged by Scotia was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that based on the size of the Fund, while breakpoint levels had not been negotiated at this time, economies of scale would be revisited at the next renewal as the size of the Fund materially increases.

Profitability.  The Trustees considered the profits realized by Scotia in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund.  The Trustees noted that no additional benefits were realized by Scotia from other activities related to the Fund. After further discussion, the Trustees concluded that Scotia realized a profit that is reasonable in both amount and in percentage of net sub-advisory fees earned over the past 12 months.

Conclusion.  Having requested and received such information from Scotia as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee is reasonable and that renewal of the agreement is in the best interests of the Trust and the shareholders of CMG Tactical Futures Strategy Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

CMG Global Equity Fund (Adviser – CMG Capital Management Group, Inc. Sub-Adviser – AlphaSimplex Group, LLC)*

In connection with the regular meetings held on March 27-28, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between CMG Capital Management Group, Inc. (“CMG”) and the Trust, with respect to CMG Global Equity Fund  (the “Fund”). The Trustees also discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between CMG and AlphaSimplex Group, LLC (“AlphaSimplex”), with respect to the Fund.  In considering the approval of the Advisory Agreement and Sub-Advisory Agreement, the Trustees received materials specifically relating to the Advisory and Sub-Advisory Agreements.

Counsel assisted the Trustees throughout the Advisory and Sub-Advisory Agreement review process.  The Trustees relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent and Quality of Service.  The Trustees noted that CMG had over 20 years of experience in managing tactical strategies in equities, fixed income and long/short investments and agreed that the depth of experience was a favorable attribute when evaluating a proposed adviser.  They noted that CMG will provide daily management of the Fund along with trading services and compliance oversight, while utilizing the services of a signal provider, as well as an adviser to manage volatility.  The Trustees considered that CMG has significant assets under management, and noted that the Trust has had a good working relationship with CMG.  The Trustees also took into account CMG’s discussion of its plans to add personnel to support operations, and its strong culture of compliance.  They concluded that CMG is well qualified to provide a level of service consistent with the Trustees’ expectations.

The Trustees noted that AlphaSimplex provides risk reduction services for approximately $3 billion in assets. The Trustees also noted that the key personnel at AlphaSimplex average 22 years of trading experience and have multidisciplinary expertise in managing volatility strategies. The Trustees discussed the specific services to be provided by AlphaSimplex in the form of an overlay portfolio that will serve as a tactical hedging strategy designed to hedge market exposure during periods when the market is volatile and exposed to downside risk.  The Trustees concluded that AlphaSimplex’s global recognition and well-qualified personnel position them well to provide the level of service expected by the Trustees and shareholders.

Performance.  The Trustees considered the performance of an account managed by CMG using a similar method, which the Trustees considered a hypothetical simulation because the results do not include the hedge. As a result, they concluded that there is less assurance that the results for the Fund would be similar, but the Trustees found the comparison helpful.  The Trustees discussed the fact that the performance information provided is only evidence that the Fund has potential to achieve reasonable returns using a similar strategy, with a lower standard deviation.  The Trustees also reviewed a presentation from AlphaSimplex, detailing the performance of other accounts managed for which AlphaSimplex also provides an overlay.  The Trustees determined that although such performance is not directly applicable to the Fund, the information AlphaSimplex provided does support the notion that they can adapt their overlay to a variety of funds.  The Trustees noted that although past performance is no guarantee of future results as to this or any other fund, the Trustees concluded that CMG and AlphaSimplex have the potential to deliver reasonable performance.

Fees and Expenses.  The Trustees noted that CMG has proposed an advisory fee equal to the highest in the peer group at 1.25%, but below the highest in the Morningstar category.  The Trustees discussed the fact that the higher fees can be considered a result of the risk overlay.  The Trustees also discussed the fees to be paid to AlphaSimplex.  After discussion, the Trustees concluded that the advisory fees to be charged by CMG and sub-advisory fees to be charged by AlphaSimplex were reasonable.

Economies of Scale.  The Trustees considered whether economies of scale would be reached with respect to the management of the Fund.  They noted that it is unlikely that the Fund will reach asset levels with meaningful economies in the near term. A representative of CMG stated to the Trustees that CMG would be willing to discuss breakpoints in the future as the Fund realizes meaningful economies of scale, with particular sensitivity to the asset levels at which AlphaSimplex has set breakpoints.  In order to ensure that CMG does not take advantage of AlphaSimplex’s breakpoints to the detriment of shareholders, the Trustees requested that CMG provide to the Trustees a profitability analysis once AlphaSimplex’s breakpoint levels are achieved.  After discussion, it was the consensus of the Trustees that, although breakpoint levels for the advisory fee had not been negotiated at this time, economies of scale would be revisited after the Fund is launched and its size materially increases, particularly as the Fund approaches AlphaSimplex’s breakpoints.

Profitability.  The Trustees considered the anticipated profits to be realized by CMG in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund.  The Trustees also considered the benefits to be realized by the adviser from activities related to the Fund, as well as payments made to the signal provider and Sub-adviser.  The Trustees noted that the adviser estimates that during the first fiscal year it may realize moderate profits, but concluded that the anticipated level of profit was reasonable.

The Trustees also noted that AlphaSimplex is not projecting any profits in the first year, based on the anticipated small size of the new Fund.  The Trustees were gratified that AlphaSimplex was willing to continue to work with the Fund as its assets increase.

Conclusion.  Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory and sub-advisory fee structure is reasonable and that approval of the Advisory Agreement and Sub-Advisory Agreement is in the best interests of the Trust and the future shareholders of the CMG Global Equity Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc. 1000 Continental Drive, Suite 570 King of Prussia, Pennsylvania 19406
Sub-Adviser Tactical Fund	Scotia Partners, LLC 436 Ridge Road Spring City, PA 19475
Sub-Adviser Global Fund	AlphaSimplex Group, LLC One Cambridge Center, 7th Floor Cambridge, MA 02142
Administrator	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

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How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds

 17605 Wright Street •Suite 2 • Omaha, NE 68130

1-866-CMG-9456

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a)

The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $28,500

2013 – $28,000

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $4,000

2013 – $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $4,000

2013 - $4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/7/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/7/14

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

7/7/14